                                                                     Exhibit 13

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and George E. Ruebenson and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

 February 24, 2009

 /s/ DAVID ANDREW BIRD
--------------------------
 David Andrew Bird
 Director and Senior Vice
 President

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and George E. Ruebenson and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

 February 24, 2009

 /s/ MICHAEL B. BOYLE
--------------------------
 Michael B. Boyle
 Director and Senior Vice
 President

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and George E. Ruebenson and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 24, 2009

 /s/ DON CIVGIN
--------------------------
 Don Civgin
 Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and George E. Ruebenson and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 24, 2009

 /s/ FREDERICK F. CRIPE
--------------------------
 Frederick F. Cripe
 Director and Executive
 Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and George E. Ruebenson and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 24, 2009

 /s/ JUDITH P. GREFFIN
--------------------------
 Judith P. Greffin
 Director, Senior Vice
 President and
 Chief Investment Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company constitutes and appoints John C. Pintozzi and George E. Ruebenson and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 24, 2009

 /s/ SUSAN L. LEES
--------------------------
 Susan L. Lees
 Director, Senior Vice
 President,
 General Counsel and
 Secretary

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and George E. Ruebenson and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 24, 2009

 /s/ JOHN CARL LOUNDS
--------------------------
 John Carl Lounds
 Director and Senior Vice
 President

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and George E. Ruebenson and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 24, 2009

 /s/ SAMUEL HENRY PILCH
--------------------------
 Samuel Henry Pilch
 Group Vice President and
 Controller

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and George E. Ruebenson and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 24, 2009

 /s/ JOHN C. PINTOZZI
--------------------------
 John C. Pintozzi
 Director, Senior Vice
 President and
 Chief Financial Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and John C. Pintozzi and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 24, 2009

 /s/ GEORGE E. RUEBENSON
--------------------------
 George E. Ruebenson
 Director, President and
 Chief Executive Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)
                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company constitutes and appoints Susan L. Lees and George E. Ruebenson and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-141909) of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

February 24, 2009

 /s/ THOMAS JOSEPH WILSON, II
------------------------------------
 Thomas Joseph Wilson, II
 Director and Chairman of the Board